SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K
                          CURRENT REPORT





             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     June 1, 1999
                                                ___________________________


              PERMA-FIX ENVIRONMENTAL SERVICES, INC.
      _____________________________________________________
      (Exact name of registrant as specified in its charter)


     Delaware                 1-11596                  58-1954497
 ________________        _________________        ___________________
 (State or other        (Commission File          (IRS Employer
 jurisdiction of            Number)               Identification No.)
  incorporation)


1940 N.W. 67th Place, Suite A, Gainesville, Florida       32653
___________________________________________________     __________
 (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (352) 373-4200
                                                   ______________________

                          Not applicable
  ____________________________________________________________
  (Former name or former address, if changed since last report)



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Item 2.   Acquisition or Disposition of Assets.
          _____________________________________

     On May 27, 1999, (i) Perma-Fix Environmental Services, Inc. (the "Company"), Chemical Conservation Corporation; a Florida corporation ("Chemical Florida"); Chemical Conservation of Georgia, Inc., a Georgia corporation ("Chemical Georgia"); The Thomas P. Sullivan Living Trust, dated September 6, 1978 ("TPS Trust"); The Ann L. Sullivan Living Trust, dated September 6, 1978 ("ALS Trust"); Thomas P. Sullivan, an individual ("TPS"); and Ann L. Sullivan, an individual, entered into a Stock Purchase Agreement ("Chem-Con Stock Purchase Agreement"), wherein the Company agreed to purchase all of the outstanding capital stock of Chemical Florida and Chemical Georgia from the ALS Trust pursuant to the terms of the Chem-Con Stock Purchase Agreement, and (ii) the Company, Chem-Met Services, Inc., a Michigan corporation ("Chem-Met"), the TPS Trust, the ALS Trust, TPS and ALS entered into a Stock Purchase Agreement ("Chem-Met Stock Purchase Agreement"), whereby the Company agreed to purchase all of the outstanding capital stock of Chem-Met from the TPS Trust pursuant to the terms of the Chem-Met Stock Purchase Agreement. The Chem-Con Stock Purchase Agreement and the Chem-Met Stock Purchase Agreement are collectively referred to as the "Stock Purchase Agreements." Chemical Florida and Chemical Georgia are collectively referred to as "Chem-Con." TPS and ALS are husband and wife.

     On May 27, 1999, the Stock Purchase Agreements and related transaction documents ("Documents") were executed and placed into escrow pending satisfaction of certain conditions precedent to closing. On June 1, 1999, the conditions precedent to closing of the Stock Purchase Agreement were completed, the Stock Purchase Agreements were consummated and the Documents were released from escrow.

     Under the terms of the Stock Purchase Agreements, the purchase price paid by the Company in connection with the Chem-Con/Chem-Met acquisition was $8,700,000, consisting of (i) $1,000,000 in cash paid at closing, (ii) three promissory notes ("Promissory Notes"), in the aggregate amount of $4,700,000, to be paid in equal monthly installments of principal and interest of approximately $90,276.96 over five years and having an interest rate of 5.5% for the first three years and 7% for the remaining two years, with payment of such Promissory Notes being guaranteed by Chem-Met under a non-recourse guaranty, which non-recourse guaranty is secured by certain real estate owned by Chem-Met, and (iii) $3,000,000 paid in the form of 1,500,000 shares of Perma-Fix Common Stock, par value $.001 per share ("Common Stock"), paid to the ALS Trust at closing; however, if the ALS Trust owns any of such shares of Common Stock at the end of eighteen (18) months from the June 1, 1999, closing date (the "Guarantee Period") and the market value (as determined below) per share of Common Stock at the end of the Guarantee Period is less than $2.00 per share, the Company shall pay the ALS Trust, within ten (10) business days after the end of the Guarantee Period, an amount equal to the sum determined by multiplying the number of shares of Common Stock issued to the ALS Trust under the Stock Purchase Agreements that are still owned by the ALS Trust at the end of the Guarantee Period by $2.00 less the market value (as determined below) of such shares of Common Stock owned by the ALS Trust at the end of the Guarantee Period, with such amount, if any,

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

payable by the Company to the ALS Trust, at the Company's option, in cash or in Common Stock or a combination thereof. Notwithstanding anything to the contrary, the aggregate number of shares of Common Stock issued or issuable under the Stock Purchase Agreements for any reason whatsoever shall not exceed eighteen percent (18%) of the number of issued and outstanding shares of Common Stock on the date immediately preceding the June 1, 1999, closing date. The market value of each share of Common
Stock at the end of the Guarantee Period shall be determined based on the average of the closing sale price per share of Common Stock as reported on the NASDAQ SmallCap Market ("NASDAQ") for the five (5) consecutive trading days ending with the trading day immediately prior to the end of the Guarantee Period. Under the Company's loan agreement, the Company may only pay any such amount due the ALS
Trust at the end of the Guarantee Period in Common Stock unless the lender agrees that the Company may satisfy all or part of such in cash.

     For a period of thirty (30) calendar days prior to the end of the Guarantee Period, (i) the TPS Trust, ALS Trust, TPS and ALS shall not, directly or indirectly, or in conjunction with or through any other person, firm, corporation, entity, partnership, company or association, sell or dispose of or otherwise transfer any shares of Common Stock, or other securities of the Company, and
(ii) the Company shall not, and shall cause its directors to not, buy or otherwise acquire any shares of Common Stock over the NASDAQ (other than in connection with the exercise of any outstanding warrants or the conversion of any outstanding options or convertible securities of the Company, or in connection with an underwritten public offering of Common Stock).

     The Company has listed the shares of Common Stock issued to the ALS Trust on the NASDAQ and the Boston Stock Exchange, however, such shares of Common Stock have not been registered with the Securities and Exchange Commission (the "Commission") and the ALS Trust agreed that such shares of Common Stock may be transferred only pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable state securities laws unless there is furnished to the Company an opinion of counsel or other evidence satisfactory to the Company's counsel, to the effect that such registration is not required. In addition, such shares of Common Stock may only be transferred in accordance with the terms of the Chem-Con Stock Purchase Agreement. The Company intends to File a Form D with the Commission and with certain state agencies to describe the delivery of the 1,500,000 shares of Common Stock to the ALS Trust.

     In connection with the Stock Purchase Agreements, the ALS Trust, the TPS Trust, ALS and TPS agreed that for a period of two
(2) years from the date of Closing, none of them shall without the prior consent of the Board of Directors of the Company (i) acquire or permit any of their affiliates to acquire beneficial ownership of any voting securities of the Company or any rights or option to acquire voting securities of the Company or any securities convertible into any voting securities of the Company, with the exception that Michael F. Sullivan and Patrick Sullivan, sons of TPS and ALS, may acquire shares of Common Stock; (ii) solicit, or encourage any solicitation of, or permit any of their affiliates to solicit, or encourage any solicitation of, (a) proxies with respect to voting securities of the Company, or (b) tender or exchange offers for voting securities of the Company or (c) any election contest relating to the election of directors of the Company; or
(iii) take any action to acquire or affect the control of the

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

Company, except that under the Stock Purchase Agreements, it is recognized that the Sullivan Trusts have the right to select one nominee to the Board of Directors of the Company under certain limited conditions. In connection with the closing of the Stock Purchase Agreements, a new seat was created on the Board of Directors of the Company and TPS was appointed to fill such vacant seat.

     The cash portion of the purchase price for Chem-Con and Chem-Met were obtained through borrowing from the Company's primary lender, Congress Financial Corporation (Florida) ("Congress"), as described below. The Company anticipates that the Promissory Notes will be paid with working capital generated from operations and/or borrowing under the Company's revolving credit facility with Congress. In connection with the closing, using funds borrowed from Congress, the Company paid an aggregate of approximately $3,842,560 to satisfy certain obligations of Chem-Met.

     The principal businesses of Chem-Con and Chem-Met are the collection, treatment, and recycling of industrial and hazardous waste, including waste oils, water and miscellaneous solid waste. Chemical Florida operates a permitted treatment and storage facility and transfer station that also serves as the base for a private trucking fleet; Chemical Georgia treats hazardous waste and recycles solvents and Chem-Met treats and stabilizes inorganic wastes and maintains a government services division that is focused principally on the Defense Revitalization and Marketing Services market. The Company intends to continue using the Chem-Con and Chem-Met facilities for substantially the same purposes as such were being used prior to the acquisition by the Company.

Item 5.  Other Events.
         ____________

     (a) Amendment to Loan Agreement with Congress. In connection with the acquisition of Chem-Con and Chem-Met, on May 27, 1999, Congress, the Company, and the Company's subsidiaries, including Chem-Con and Chem-Met (which, when acquired by the Company, would be wholly owned subsidiaries of the Company) entered into an Amendment and Joinder to Loan and Security Agreement (the "Loan Amendment") dated May 27, 1999, pursuant to which the Loan and Security Agreement ("Original Loan Agreement") among Congress, the Company and the Company's subsidiaries was amended to provide, among other things, (i) the credit line being increased from $7,000,000 to $11,000,000, with the revolving line of credit portion being determined as the maximum credit of $11,000,000, less the term loan balance, with the exact amount that can be borrowed under the revolving line of credit not to exceed eighty percent (80%) of the Net Amount of Eligible Accounts (as defined in the Original Loan Agreement) less certain reserves; (ii) the term loan portion of the Original Loan Agreement being increased from its current balance of approximately $1,600,000 to $3,750,000 and it shall be subject to a four year amortization schedule payable over three years at an interest rate of 1.75% over prime; (iii) the term of the Original Loan Agreement, as amended, will be extended for three years from the date of the acquisition, subject to earlier termination pursuant to the terms of the Original Loan Agreement, as amended; (iv) Chemical Florida, Chemical Georgia and Chem-Met being added as co-borrowers under the Original Loan Agreement, as amended; (v) the interest rate on the revolving line of credit will continue at 1.75% over prime, with a rate

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
adjustment to 1.5% if 1999 net income applicable to Common Stock of the Company is equal to or greater than $1,500,000 for either fiscal year ended December 31, 1999 or 2000; (vi) the monthly service fee shall increase from $1,700 to $2,000; (vii) government receivables will be limited to 20% of eligible accounts receivable; and (viii) certain obligations of Chem-Met shall be paid at closing of the acquisition of Chem-Con and Chem-Met. The Loan Amendment became effective on June 1, 1999, when the
Stock Purchase Agreements were consummated.

     Under the terms of the Original Loan Agreement, as amended, the Company has agreed to maintain an Adjusted Net Worth (as defined in the Original Loan Agreement) of not less than $3,000,000 throughout the term of the Original Loan Agreement, as amended.
The Company has agreed that it will not pay any dividends on any shares of capital stock of the Company, except that dividends may be paid on the Company's shares of preferred stock outstanding as of the date of the Loan Amendment (collectively, "Excepted
Preferred Stock") under the terms of the applicable Excepted
Preferred Stock and if and when declared by the Board of Directors of the Company pursuant to Delaware General Corporation Law.
Immediately after the closing of the Stock Purchase Agreements, the Company's availability under the revolving line of credit of the Original Loan Agreement, as amended, was approximately
$2.0 million. As security for the payment and performance of the Original Loan Agreement, as amended, the Company and its subsidiaries (including Chem-Con and Chem-Met) have granted a first security interest in all accounts receivable, inventory, general intangibles, equipment and certain of their other assets, as well as the mortgage on two facilities owned by subsidiaries of the Company, and except for certain real property owned by Chem-Met, for which a first security interest is held by the TPS Trust and the ALS Trust as security for Chem-Met's non-recourse guaranty of the payment of the Promissory Notes.

     (b) Election of Thomas P. Sullivan to the Board of Directors of the Company. Under the terms of the Stock Purchase Agreements, the Company's Board of Directors elected Thomas P. Sullivan ("TPS") to the
Board of Directors of the Company to fill a newly created directorship.
TPS is to hold such office until the next annual meeting of shareholders of the Company and until his successor has been elected and qualified or until his earlier resignation or removal. Under the Stock Purchase Agreements, the Sullivan Trusts are entitled to have one (1) nominee elected to the Company's Board of Directors as long as the Sullivan
Trusts own, in the aggregate, not less than 1.5 million shares of the Company's Common Stock that the Sullivans acquired under the Stock
Purchase Agreements and the nominee is satisfactory to the Board of Directors of the Company. TPS is the sole trustee and primary beneficiary of the TPS Trust, which trust owned all of the capital stock of Chem-Met prior to the consummation of the Stock Purchase Agreements. Ann L. Sullivan ("ALS"), wife of TPS, is the sole trustee and primary beneficiary of the ALS Trust, which owned all of the capital stock of Chem-Con prior to the consummation of the Stock Purchase Agreements. TPS was the President of Chem-Met and Chem-Con for a period in excess of five (5) years prior to the consummation of the Stock Purchase Agreements. TPS resides at 1021 Harvard Road, Grosse Point Park, Michigan 48320. TPS is currently serving as a director of Charter National Bank Corp., located in Detroit, Michigan, and has served as a director of such bank since 1982. TPS has

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
a degree from John Carroll University. See Item 2 of this report for a description of the Stock Purchase Agreements and indebtedness of the Company to the Sullivan Trusts in connection therewith.

Item 7. Financial Statements and Exhibits.
        __________________________________

       (a)   Financial statements of businesses acquired.

    The audited combined financial statements of Chemical Florida, Chemical Georgia and Chem-Met and the unaudited interim combined financial statements of Chemical Florida, Chemical Georgia and Chem-Met required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") are not included herein, but shall be filed by amendment to this Form 8-K not later than 60 days after June 1, 1999.

    (b)  Pro forma financial information.

    The unaudited pro forma financial information required by Article 11 of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act is not included herein, but shall be filed by amendment to this Form 8-K not later than 60 days after June 16, 1999.

     (c)  Exhibits.

     2.1 Stock Purchase Agreement dated as of May 27, 1999, among Perma-Fix Environmental Services, Inc., Chemical Conservation Corporation, Chemical Conservation of Georgia, Inc., the Thomas P. Sullivan Living Trust, dated September 6, 1978, the Ann L. Sullivan Living Trust, dated September 6, 1978, Thomas P. Sullivan, and Ann L. Sullivan. (Exhibits and Schedules to this agreement as referenced therein are omitted, but will be provided to the Commission upon request.)

     2.2 Stock Purchase Agreement dated as of May 27, 1999, among Perma-Fix Environmental Services, Inc., Chem-Met Services, Inc., the Thomas P. Sullivan Living Trust, dated September 6, 1978, the Ann L. Sullivan Living Trust, dated September 6, 1978, Thomas P. Sullivan, and Ann L. Sullivan. (Exhibits and Schedules to this agreement as referenced therein are omitted, but will be provided to the Commission upon request.)

     4.1       Amendment and Joinder to Loan and Security
               Agreement (the "Loan Amendment") dated May 27,
               1999, among Congress Financial Corporation
               (Florida), Perma-Fix Environmental Services, Inc.
               and the subsidiaries of Perma-Fix Environmental
               Services, Inc.

     10.1 Promissory Note for $1,230,000 issued to the Ann L. Sullivan Living Trust dated September 6, 1978

     10.2 Promissory Note for $1,970,000 issued to the Ann L. Sullivan Living Trust dated September 6, 1978

     10.3      Promissory Note for $1,500,000 issued to the Thomas
               P. Sullivan Living Trust dated September 6, 1978

     10.4 Non-recourse Guaranty dated May 28, 1999, by and among Chem-Met Services, Inc., the Thomas P. Sullivan Living Trust dated September 6, 1978, and the Ann L. Sullivan Living Trust dated September 6, 1978.

     10.5 Mortgage dated May 28, 1999, by Chem-Met Services, Inc. to the Thomas P. Sullivan Living Trust dated September 6, 1978 and the Ann L. Sullivan Living Trust dated September 6, 1978.

     10.6 Subordination Agreement dated May 27, 1999 among Congress Financial Corporation (Florida), Perma-Fix Environmental Services, Inc., the subsidiaries of Perma-Fix Environmental Services, Inc., the Thomas
               P. Sullivan Living Trust dated September 6, 1978 and the Ann L. Sullivan Living Trust dated September 6, 1978

     99.1      Press Release, dated June 3, 1999









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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PERMA-FIX ENVIRONMENTAL
                                 SERVICES, INC.


                                 By:  /s/ Richard T. Kelecy
                                    _______________________________
                                       Richard T.  Kelecy
                                       Chief Financial Officer

Date:  June 16, 1999











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